Exhibit 10.4

                         COMMON STOCK PURCHASE AGREEMENT

To:           Glory Way Holdings Limited

Attention:    Ms. Jennifer Chan

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From:
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Gentlemen:

      1.    Offer; Purchase.

      _____________________ (the "Seller") has offered to sell shares of common stock, par value $0.0001 per share ("Common Stock") of Relocate411.com, Inc. (the "Company") to (Directel or Directel designee) (the "Purchaser"). The Purchaser hereby agrees, subject to the provisions of this Agreement, to purchase from the Seller, the number of shares of Common Stock set forth on the Purchaser Signature Page at the end of this Agreement (the "Shares") at a purchase price of $0.025 per share, upon the terms and conditions hereinafter set forth.

      The Purchaser is delivering in escrow (i) the payment made payable to the Seller and (ii) an executed copy of the Purchaser Signature Page at the end of this Agreement (collectively, the "Purchaser Escrowed Documents"), to:

             DeHeng Chen Chan, LLC
             225 Broadway, Suite 1910
             New York, New York 10007
             Tel: (212) 608-6500
             Fax: (212) 608-9050
             Attention: Xiaomin Chen, Esq.

      Release of the Purchaser Escrowed Documents shall be made contingent upon the closing of the Control Transaction (as hereinafter defined) and the provisions of this Agreement.

      2.    Revocation of Acceptance.

      Seller understands and acknowledges that the Purchaser's purchase of the Shares is


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      contingent upon the closing of certain transactions Jandah Management
      Limited has with control persons of the Company whereby, among other things, Jandah Management Limited shall purchase substantially all of the shares of Common Stock held by such control persons (the "Control Transaction"). The Purchaser shall notify the Seller as soon as practicable and in any event no later than three (3) business days following the closing of the Control Transaction. In the event that the Control Transaction does not occur by May 31, 2004, the transactions contemplated hereunder shall be deemed null and void ab initio.

      3.    No Registration.

      The Shares have not been registered for resale under any registration statement filed with the Securities and Exchange Commission. The Purchaser acknowledges that it is purchasing the Shares for its own account only and not for the purposes of resale or further distribution (except possibly for distribution to shareholders of the Purchaser in connection as part of a properly authorized dividend distribution).

      4.    Representations and Warranties.

            4.1. The Seller hereby represents and warrants to the Purchaser as follows:

                  (a) The Seller is the good and lawful owner of the Shares. Seller has held the Shares in its own name since the date of the original purchase of the Shares from the Company. The date of the original purchase of the Shares was __________________. The Shares are free and clear from any restrictions or limitations except for those imposed by applicable securities laws. Except for the Shares, the Seller does not hold any other equity in the Company or any options, warrants or notes exercisable or convertible into any class of equity in the Company.

                  (b) There are no liens, claims, offset rights or other encumbrances relating to the Shares. The execution of this Agreement by the Seller does not by itself or with the passage of time violate or infringe upon the rights of any third parties or result or could reasonably result in any claims against the Purchaser or the Company.

                  (c) The Seller has not entered into any voting agreement or similar agreements to vote or dispose of the Shares with any party, except as provided for in this Agreement.

                  (d) The Seller is selling the Shares as part of a privately negotiated transaction with the Purchaser and not as a result of or subsequent to any advertisement, article, notice or other communication published in any


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                  newspaper, magazine or similar media or broadcast over
                  television or radio, or presented at any seminar or meeting, or any solicitation of a purchase by a person other than by the Purchaser or a duly appointed representative of the Purchaser.

                  (e) The Seller is not, and has not been within the past six months, actively involved in the day-to-day affairs of the Company. The Seller, if an individual, is not an officer, director or employee of the Company and has not been a person in such capacity for the past six months. The Seller has no legal claims against the Company.

            4.2. The Purchaser hereby represents and warrants to the Seller as follows:

                  (a) The Purchaser is an entity formed under the laws of the British Virgin Islands and is currently validly existing and in good standing in the jurisdiction of its formation. The Purchaser is a foreign entity. The execution of this Agreement by the Purchaser has been duly and validly authorized and the person designed to execute this Agreement is authorized by the Purchaser to execute this Agreement on behalf of the Purchaser.

                  (b) The Purchaser will acquire the Shares for its own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

                  (c) The Purchaser is purchasing the Shares as part of a privately negotiated transaction with the Seller and not as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a sale by a person other than by the Seller or a duly appointed representative of the Seller.

      5. Closing Conditions; Deliveries and Seller Escrow.

      (a) Upon the closing of the Control Transaction, the following deliveries shall occur: (i) the Purchaser shall deliver or cause to be delivered to the Seller the Purchaser Escrowed Documents, (ii) the Seller deliver or cause to be delivered to the Purchaser its counterpart signature page to this Agreement and the original share certificate for the Shares (collectively, the "Seller Documents"), (iii) each of the Purchaser and the Seller


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      shall deliver to the other party a closing certificate certifying that the representations and warranties made herein are true and correct as of the delivery date of the Purchaser Escrowed Documents and the Seller Documents (the "Delivery Date"), (iv) an opinion of Anslow & Jaclin, LLP, legal counsel to the Company, shall be delivered to the Purchaser in form and substance satisfactory to the Seller opining to, among other things, the effectiveness of the Prospectus and (v) the Company shall have delivered to the Seller and the Purchaser its counterpart signature page to this agreement relating to its acknowledgement of Section 3 hereof as of the Delivery Date. The obligations of the parties to enter into the agreements stated herein shall not commence until satisfaction of the delivered contemplated by this Section 5(a).

      (b) The Seller shall escrow the Seller Documents with the Company or its designee, in which case the deliveries contemplated by Section 5(a) above shall be made by the Company (or its designee).

      6.    Modification.

      Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the Seller and the Purchaser.

      7.    Notices.

      Any notice, demand or other communication which any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or
      (b) delivered personally at such address.

      8.    Counterparts.

      This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

      9.    Entire Agreement.

      This Agreement and the documents referenced herein contain the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

      10.   Severability.


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      Each provision of this Agreement is intended to be severable from every other provision, and the invalidity or illegality of any Portion hereof shall not affect the validity or legality of the remainder hereof.

      11.   Assignability.

      This Agreement is not transferable or assignable by the Purchaser, except to those persons or entities that are either affiliates of or controlled by the Purchaser.

      12.   Applicable Law; Jurisdiction.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to residents of that State executing contracts wholly to be performed in that State. The parties agree that any action or proceeding arising, directly, indirectly or otherwise, in connection with, out of or from this Agreement, any breach hereof or any transaction covered hereby shall be resolved within the County, City and State of New York. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within the County, City and State of New York.

                            [REMAINDER OF PAGE BLANK;
                    NEXT THREE PAGES CONTAIN SIGNATURE PAGES]


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                         COMMON STOCK PURCHASE AGREEMENT
                            PURCHASER SIGNATURE PAGE

      By executing this Purchaser Signature Page, the undersigned hereby executes, adopts and agrees to all terms, conditions and representations of this Agreement and acknowledges all requirements are met by the Purchaser to purchase shares of Common Stock in the Company.

Number of Shares Purchased at $.025 per Share: ________________________________

Aggregate Purchase Price: $ ____________________________________________________

      IN WITNESS WHEREOF, the undersigned Purchaser has executed this Signature Page this __________ day of May, 2004.

                                   Purchaser:
                                   GLORY WAY HOLDINGS LIMITED


                                   By:
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                                   Name:
                                   Title:


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                         COMMON STOCK PURCHASE AGREEMENT
                              SELLER SIGNATURE PAGE

      By executing this Signature Page, the undersigned hereby executes, adopts and agrees to all terms, conditions and representations of this Agreement and acknowledges all requirements are met by the Seller to sell the Shares.

      IN WITNESS WHEREOF, the Seller has executed this Seller Signature Page this __________ day of May, 2004.

                                            Seller:

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                                            By:
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                                            Name:
                                            Title:


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